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                       SECURITIES AND EXCHANGE COMMISSION  response 5.00
                             Washington, D.C. 20549        ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 2, 2000
                                                --------------------------------

                         Triangle Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-21589                 56-1930728
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(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)

4 University Place, 4611 University Drive, Durham, North Carolina     27707
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  (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code        (919) 493-5980
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

      Item 5. Other Events.

      On November 2, 2000, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

      Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

      (c) Exhibits. The following documents are filed as exhibits to this
Report:

      1.1 Common Stock Underwriting Agreement between the Registrant and Ramius Securities, LLC dated as of November 1, 2000.

      10.1 Stand-by Purchase Agreement between the Registrant and Ramius Capital Group, LLC dated as of November 1, 2000.

      99.1  Press Release, dated November 2, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              Triangle Pharmaceuticals, Inc.
                                         ---------------------------------------
                                                      (Registrant)

          November 3, 2000               /s/ ROBERT F. AMUNDSEN, JR.
-------------------------------------    ---------------------------------------
                Date                                     (name)
                                         Name:  Robert F. Amundsen, Jr.
                                         Title: Executive Vice President and
                                                Chief Financial Officer